UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08797
                                   811-09049

Name of Fund:  Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc.
               Merrill Lynch Master Small Cap Growth Portfolio of
               Mercury Master Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 05/31/05

Item 1 -   Report to Stockholders


Merrill Lynch Small Cap
Growth Fund
Of Mercury Funds, Inc.


Annual Report
May 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Small Cap Growth Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Small Cap Growth Fund



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



A Letter From the President


Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board - with one eye firmly affixed on the economic indicators and the other on inflationary measures - has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:


Total Returns as of May 31, 2005                                       6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.42%        + 8.24%
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%        + 9.82%
International equities (MSCI Europe Australasia Far East Index)         +1.81%        +14.62%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%        + 6.82%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%        + 7.96%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%        + 9.97%


While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



A Discussion With Your Fund's Portfolio Manager


Driven by successful stock selection, Fund returns significantly outpaced those of the benchmark Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds category average for the fiscal year.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2005, Merrill Lynch Small Cap Growth Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +10.97%, +10.03%, +10.14%, +11.31% and +10.69%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) The Fund significantly outperformed its benchmark, the Russell 2000 Growth Index, which returned +4.38% for the same period. Fund results also exceeded the +4.97% average return of the Lipper Small-Cap Growth Funds category for the 12-month period. (Funds in this Lipper category normally invest in small-capitalization companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.)

Notably, Fund returns for the year also outpaced the +8.24% return of the broader stock market, as represented by the Standard & Poor's 500 Index. In general, small company stocks outperformed large company stocks during the 12-month period, continuing a trend that has been in place for several years now. For the one-year period ended May 31, 2005, the Russell 2000 Index (a key measure of small cap stock performance) returned +9.82% while the Russell 1000 Index (a key measure of large cap stock performance) returned +9.42%.

The environment for investors in U.S. equity markets was challenging, yet profitable, during the past 12 months. The markets posted impressive gains over the latter part of 2004, despite worries about the bitter presidential election in November and the ongoing war in Iraq. Unfortunately, the majority of those gains were given back in the early months of 2005 as oil prices reached new record highs and the Federal Reserve Board (the Fed) continued to hike short-term interest rates. Economic growth advanced at an annualized rate of more than 3.5% during the period, supported by solid consumer spending, a robust housing sector and above-trend growth in corporate profits. These factors, along with a significant number of acquisition announcements, formed the basis of a market rally late in the period. Overall, equity markets were able to climb a "wall of worry" during the 12-month period and produce solid returns.


What factors most influenced Fund performance?

The Fund's significant outperformance of both its benchmark and the Lipper category average is attributable to successful stock selection, led by holdings in the producer durables, transportation, financial services, technology and energy sectors. Stocks that performed especially well included Red Robin Gourmet Burgers, Inc. (restaurants), Joy Global, Inc. (mining machinery), CACI International, Inc. (computer services), Ultra Petroleum Corp. (oil and gas exploration and production), Station Casinos, Inc. (gaming) and UTI Worldwide, Inc. (transportation services), among others. Stocks that detracted from performance included telecommunications companies Ditech Communications Corp. and Applied Signal Technology, Inc., Martek Biosciences Corp. (nutritional additives) and pharmaceutical companies Pharmion Corp. and Medicis Pharmaceutical Corp.


What changes were made to the Portfolio during the year?

The most important change in the Portfolio was a shift away from our procyclical strategy in anticipation of slower economic and corporate profit growth ahead. We accomplished this strategy shift in the early months of 2005 by reducing exposure to cyclical sectors, including technology, basic materials, transportation and producer durables, while increasing our commitment to more stable groups like consumer discretionary, consumer staples, health care and telecommunications services.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



The largest purchases during the period included wireless services companies SpectraSite, Inc. and SBA Communications Corp., CACI International (computer services), The Pantry, Inc. (convenience stores) and Ventana Medical Systems (medical instruments). The largest sales included Multimedia Games, Inc. (gaming equipment), Semtech Corp. (semiconductors), Impax Laboratories, Inc. (generic pharmaceuticals), Education Management Corp. (secondary education) and Ditech Communications (telecommunications equipment).


How would you characterize the Portfolio's position at the close of the period?

In our view, U.S. economic growth should continue at a reasonable pace of roughly 3% in 2005. Corporate profit growth is expected to continue, but at a rate that is below that of recent periods. We expect that the Fed will continue to raise interest rates much like it did in 2004, as monetary stimulus is gradually withdrawn. (The federal funds rate was increased a total of 125 basis points, or 1.25%, in 2004.) While we are constructive on the prospects for stocks, returns may be restrained by slowing profit growth and higher interest rates. We have reduced the magnitude of our sector bets during this transition period, and believe our focus on quality growth stocks should serve us well in this market environment.


Ronald J. Zibelli, Jr.
Vice President and Portfolio Manager


June 20, 2005



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                        6-Month           12-Month       Since Inception
As of May 31, 2005                                    Total Return      Total Return       Total Return
ML Small Cap Growth Fund--Class A Shares*                -1.12%            +10.97%            +36.16%
ML Small Cap Growth Fund--Class B Shares*                -1.50             +10.03             +30.31
ML Small Cap Growth Fund--Class C Shares*                -1.50             +10.14             +30.27
ML Small Cap Growth Fund--Class I Shares*                -0.95             +11.31             +38.11
ML Small Cap Growth Fund--Class R Shares*                -1.22             +10.69             +35.64
Russell 2000 (R) Growth Index**                          -3.25             + 4.38             + 1.28

 * Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's since inception date is 10/29/99.

** This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Since inception total returns are from 10/29/99.

   Russell 2000 is a registered trademark of the Frank Russell Company.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch U.S. Small Cap Growth Fund++ Class A and Class B Shares* compared to a similar investment in Russell 2000 Growth Index++++. Values illustrated are as follows:


Merrill Lynch U.S. Small Cap Growth Fund++
Class A Shares*

Date                                      Value

10/29/1999**                            $ 9,475.00
May 2000                                $12,431.00
May 2001                                $11,082.00
May 2002                                $10,015.00
May 2003                                $ 9,555.00
May 2004                                $11,625.00
May 2005                                $12,901.00


Merrill Lynch U.S. Small Cap Growth Fund++
Class B Shares*

Date                                      Value

10/29/1999**                            $10,000.00
May 2000                                $13,060.00
May 2001                                $11,557.00
May 2002                                $10,359.00
May 2003                                $ 9,809.00
May 2004                                $11,843.00
May 2005                                $12,931.00


Russell 2000 Growth Index++++

Date                                      Value

10/29/1999**                            $10,000.00
May 2000                                $11,660.00
May 2001                                $ 9,825.00
May 2002                                $ 8,271.00
May 2003                                $ 7,477.00
May 2004                                $ 9,703.00
May 2005                                $10,128.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests all of its assets in Merrill Lynch Master Small Cap
     Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes are under-valued or have good prospects for earnings growth.

++++ This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/05                  +10.97%           +5.15%
Five Years Ended 5/31/05                + 0.74            -0.34
Inception (10/29/99)
through 5/31/05                         + 5.68            +4.66

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/05                  +10.03%          + 6.03%
Five Years Ended 5/31/05                - 0.04           - 0.41
Inception (10/29/99)
through 5/31/05                         + 4.85           + 4.71

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C, Class I & Class R Shares

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch U.S. Small Cap Growth Fund++ Class C, Class I and Class R Shares* compared to a similar investment in Russell 2000 Growth Index++++. Values illustrated are as follows:


Merrill Lynch U.S. Small Cap Growth Fund++
Class C Shares*

Date                                      Value

10/29/1999**                            $10,000.00
May 2000                                $13,060.00
May 2001                                $11,552.00
May 2002                                $10,353.00
May 2003                                $ 9,803.00
May 2004                                $11,827.00
May 2005                                $13,027.00


Merrill Lynch U.S. Small Cap Growth Fund++
Class I Shares*

Date                                      Value

10/29/1999**                            $ 9,475.00
May 2000                                $12,450.00
May 2001                                $11,128.00
May 2002                                $10,081.00
May 2003                                $ 9,642.00
May 2004                                $11,756.00
May 2005                                $13,086.00


Merrill Lynch U.S. Small Cap Growth Fund++
Class R Shares*

Date                                      Value

10/29/1999**                            $10,000.00
May 2000                                $13,102.00
May 2001                                $11,652.00
May 2002                                $10,503.00
May 2003                                $10,036.00
May 2004                                $12,254.00
May 2005                                $13,564.00


Russell 2000 Growth Index++++

Date                                      Value

10/29/1999**                            $10,000.00
May 2000                                $11,660.00
May 2001                                $ 9,825.00
May 2002                                $ 8,271.00
May 2003                                $ 7,477.00
May 2004                                $ 9,703.00
May 2005                                $10,128.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests all of its assets in Merrill Lynch Master Small Cap
     Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes are under-valued or have good prospects for earnings growth.

++++ This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 5/31/05                  +10.14%           +9.14%
Five Years Ended 5/31/05                - 0.05           - 0.05
Inception (10/29/99)
through 5/31/05                         + 4.84           + 4.84

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/05                  +11.31%          + 5.47%
Five Years Ended 5/31/05                + 1.00           - 0.08
Inception (10/29/99)
through 5/31/05                         + 5.95           + 4.93

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


Class R Shares                                            Return

One Year Ended 5/31/05                                   +10.69%
Five Years Ended 5/31/05                                 + 0.70
Inception (10/29/99)
through 5/31/05                                          + 5.61



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2004 and held through May 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                              Expenses Paid
                                                          Beginning            Ending       During the Period*
                                                        Account Value      Account Value     December 1, 2004
                                                         December 1,          May 31,          to  May 31,
                                                             2004               2005               2005
Actual

Class A                                                     $1,000           $  988.80            $ 7.44
Class B                                                     $1,000           $  985.00            $11.28
Class C                                                     $1,000           $  985.00            $11.38
Class I                                                     $1,000           $  990.50            $ 6.20
Class R                                                     $1,000           $  987.80            $ 8.72

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,017.45            $ 7.54
Class B                                                     $1,000           $1,013.56            $11.45
Class C                                                     $1,000           $1,013.46            $11.55
Class I                                                     $1,000           $1,018.70            $ 6.29
Class R                                                     $1,000           $1,016.16            $ 8.85

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.50% for Class A, 2.28% for Class B, 2.30% for Class C, 1.25% for Class I and 1.76% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Statement of Assets and Liabilities                                                           Merrill Lynch Small Cap Growth Fund

As of May 31, 2005
Assets

           Investment in Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio"),
           at value (identified cost--$281,254,398)                                                               $   349,223,252
           Prepaid expenses                                                                                                59,669
                                                                                                                  ---------------
           Total assets                                                                                               349,282,921
                                                                                                                  ---------------

Liabilities

           Payables:
               Distributor                                                                     $       115,703
               Other affiliates                                                                        113,253
               Administrator                                                                            46,511            275,467
                                                                                               ---------------
           Accrued expenses                                                                                                25,587
                                                                                                                  ---------------
           Total liabilities                                                                                              301,054
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   348,981,867
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                        $           928
           Class B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                    530
           Class C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                    370
           Class I Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                  1,003
           Class R Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                     20
           Paid-in capital in excess of par                                                                           327,895,328
           Accumulated realized capital losses allocated from the Portfolio--net               $  (46,885,166)
           Unrealized appreciation allocated from the Portfolio--net                                67,968,854
                                                                                               ---------------
           Total accumulated gains--net                                                                                21,083,688
                                                                                                                  ---------------
           Net Assets                                                                                             $   348,981,867
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $114,557,903 and 9,283,232 shares outstanding                          $         12.34
                                                                                                                  ===============
           Class B--Based on net assets of $62,826,551 and 5,300,153 shares outstanding                           $         11.85
                                                                                                                  ===============
           Class C--Based on net assets of $43,839,487 and 3,702,645 shares outstanding                           $         11.84
                                                                                                                  ===============
           Class I--Based on net assets of $125,300,542 and 10,026,492 shares outstanding                         $         12.50
                                                                                                                  ===============
           Class R--Based on net assets of $2,457,384 and 202,979 shares outstanding                              $         12.11
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Statement of Operations                                                                       Merrill Lynch Small Cap Growth Fund

For the Year Ended May 31, 2005
Investment Loss

           Net investment income allocated from the Portfolio:
               Dividends (net of $530 foreign withholding tax)                                                    $       722,323
               Interest from affiliates                                                                                   227,185
               Securities lending--net                                                                                     29,366
               Expenses                                                                                               (2,544,687)
                                                                                                                  ---------------
           Total loss                                                                                                 (1,565,813)
                                                                                                                  ---------------

Expenses

           Account maintenance and distribution fees--Class B                                  $       668,129
           Administration fees                                                                         646,995
           Account maintenance and distribution fees--Class C                                          400,346
           Account maintenance fees--Class A                                                           270,891
           Transfer agent fees--Class A                                                                209,499
           Transfer agent fees--Class I                                                                207,963
           Transfer agent fees--Class B                                                                150,878
           Transfer agent fees--Class C                                                                 95,979
           Printing and shareholder reports                                                             78,901
           Professional fees                                                                            62,395
           Registration fees                                                                            53,056
           Account maintenance and distribution fees--Class R                                            5,264
           Transfer agent fees--Class R                                                                  2,074
           Other                                                                                        36,283
                                                                                               ---------------
           Total expenses                                                                                               2,888,653
                                                                                                                  ---------------
           Investment loss--net                                                                                       (4,454,466)
                                                                                                                  ---------------

Realized & Unrealized Gain Allocated from the Portfolio--Net

           Realized gain on investments--net                                                                           18,006,096
           Change in unrealized appreciation on investments--net                                                       19,836,377
                                                                                                                  ---------------
           Total realized and unrealized gain--net                                                                     37,842,473
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    33,388,007
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Statements of Changes in Net Assets                                                           Merrill Lynch Small Cap Growth Fund
                                                                                                       For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

           Investment loss--net                                                                $   (4,454,466)    $   (3,959,998)
           Realized gain--net                                                                       18,006,096         54,926,773
           Change in unrealized appreciation--net                                                   19,836,377        (4,207,120)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     33,388,007         46,759,655
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net increase in net assets derived from capital share transactions                       15,723,789         29,616,418
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                               1,405                 --
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             49,113,201         76,376,073
           Beginning of year                                                                       299,868,666        223,492,593
                                                                                               ---------------    ---------------
           End of year                                                                         $   348,981,867    $   299,868,666
                                                                                               ===============    ===============

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Financial Highlights                                                                          Merrill Lynch Small Cap Growth Fund
                                                                                               Class A

The following per share data and ratios have been derived                             For the Year Ended May 31,
from information provided in the financial statements.                 2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    11.12    $     9.14   $     9.58   $    10.60   $    13.12
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net**                                      (.14)         (.13)        (.10)        (.13)        (.12)
           Realized and unrealized gain (loss)--net                     1.36          2.11        (.34)        (.89)       (1.04)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.22          1.98        (.44)       (1.02)       (1.16)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions in excess of realized gain--net             --            --           --           --       (1.36)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    12.34    $    11.12   $     9.14   $     9.58   $    10.60
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         10.97%        21.66%      (4.59%)      (9.62%)     (10.86%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                                  1.50%         1.49%        1.57%        1.54%        1.45%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (1.20%)       (1.24%)      (1.28%)      (1.22%)       (.99%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  114,558    $   97,389   $   70,577   $   59,574   $   23,095
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover of the Portfolio                       129.38%       148.58%       76.45%      102.99%      136.05%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

            ++ Includes the Fund's share of the Portfolio's allocated expenses.

               See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Financial Highlights (continued)                                                              Merrill Lynch Small Cap Growth Fund
                                                                                               Class B

The following per share data and ratios have been derived                             For the Year Ended May 31,
from information provided in the financial statements.                 2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.77    $     8.92   $     9.42   $    10.51   $    13.06
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net**                                      (.23)         (.21)        (.16)        (.20)        (.22)
           Realized and unrealized gain (loss)--net                     1.31          2.06        (.34)        (.89)       (1.02)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.08          1.85        (.50)       (1.09)       (1.24)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions in excess of realized gain--net             --            --           --           --       (1.31)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    11.85    $    10.77   $     8.92   $     9.42   $    10.51
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         10.03%        20.74%      (5.31%)     (10.37%)     (11.50%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                                  2.28%         2.26%        2.35%        2.30%        2.22%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (1.98%)       (2.01%)      (2.06%)      (1.98%)      (1.76%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   62,827    $   68,754   $   60,835   $   85,096   $  115,296
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover of the Portfolio                       129.38%       148.58%       76.45%      102.99%      136.05%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

            ++ Includes the Fund's share of the Portfolio's allocated expenses.

               See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Financial Highlights (continued)                                                              Merrill Lynch Small Cap Growth Fund
                                                                                               Class C

The following per share data and ratios have been derived                             For the Year Ended May 31,
from information provided in the financial statements.                 2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.75    $     8.91   $     9.41   $    10.50   $    13.06
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net**                                      (.23)         (.21)        (.16)        (.20)        (.22)
           Realized and unrealized gain (loss)--net                     1.32          2.05        (.34)        (.89)       (1.03)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.09          1.84        (.50)       (1.09)       (1.25)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions in excess of realized gain--net             --            --           --           --       (1.31)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    11.84    $    10.75   $     8.91   $     9.41   $    10.50
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         10.14%        20.65%      (5.31%)     (10.38%)     (11.54%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                                  2.30%         2.27%        2.37%        2.31%        2.23%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (1.99%)       (2.02%)      (2.07%)      (1.99%)      (1.77%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   43,839    $   36,478   $   34,195   $   46,707   $   64,601
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover of the Portfolio                       129.38%       148.58%       76.45%      102.99%      136.05%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

            ++ Includes the Fund's share of the Portfolio's allocated expenses.

               See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Financial Highlights (continued)                                                              Merrill Lynch Small Cap Growth Fund
                                                                                               Class I

The following per share data and ratios have been derived                             For the Year Ended May 31,
from information provided in the financial statements.                 2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    11.23    $     9.21   $     9.63   $    10.63   $    13.14
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net**                                      (.11)         (.11)        (.08)        (.10)        (.09)
           Realized and unrealized gain (loss)--net                     1.38          2.13        (.34)        (.90)       (1.04)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.27          2.02        (.42)       (1.00)       (1.13)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions in excess of realized gain--net             --            --           --           --       (1.38)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    12.50    $    11.23   $     9.21   $     9.63   $    10.63
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                         11.31%        21.93%      (4.36%)      (9.41%)     (10.62%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                                  1.25%         1.23%        1.32%        1.29%         1.20
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                       (.95%)        (.99%)      (1.03%)       (.97%)       (.74%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  125,301    $   96,893   $   57,886   $   49,497   $   28,301
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover of the Portfolio                       129.38%       148.58%       76.45%      102.99%      136.05%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

            ++ Includes the Fund's share of the Portfolio's allocated expenses.

               See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Financial Highlights (concluded)                                                              Merrill Lynch Small Cap Growth Fund
                                                                                                        Class R

                                                                                               For the             For the Period
                                                                                              Year Ended           Feb. 4, 2003++
The following per share data and ratios have been derived                                      May 31,               to May 31,
from information provided in the financial statements.                                  2005             2004           2003
Per Share Operating Performance

           Net asset value, beginning of period                                    $      10.94     $       8.96     $       7.54
                                                                                   ------------     ------------     ------------
           Investment loss--net+++++                                                      (.17)            (.16)            (.01)
           Realized and unrealized gain--net                                               1.34             2.14             1.43
                                                                                   ------------     ------------     ------------
           Total from investment operations                                                1.17             1.98             1.42
                                                                                   ------------     ------------     ------------
           Net asset value, end of period                                          $      12.11     $      10.94     $       8.96
                                                                                   ============     ============     ============

Total Investment Return**

           Based on net asset value per share                                            10.69%           22.10%        18.83%+++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

           Expenses++++                                                                   1.76%            1.74%           1.81%*
                                                                                   ============     ============     ============
           Investment loss--net                                                         (1.44%)          (1.50%)         (1.54%)*
                                                                                   ============     ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                $      2,457     $        354         --++++++
                                                                                   ============     ============     ============
           Portfolio turnover of the Portfolio                                          129.38%          148.58%           76.45%
                                                                                   ============     ============     ============

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

            ++ Commencement of operations.

          ++++ Includes the Fund's share of the Portfolio's allocated expenses.

        ++++++ Amount is less than $1,000.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Notes to Financial Statements               Merrill Lynch Small Cap Growth Fund


1. Significant Accounting Policies:
Merrill Lynch Small Cap Growth Fund (the "Fund") is a portfolio of Mercury Funds, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at May 31, 2005 was approximately 100%. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,454,466 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to net operating losses and nondeductible expenses. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund
Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Notes to Financial Statements (continued)   Merrill Lynch Small Cap Growth Fund


The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account
                                       Maintenance         Distribution
                                               Fee                  Fee

Class A                                       .25%                   --
Class B                                       .25%                 .75%
Class C                                       .25%                 .75%
Class R                                       .25%                 .25%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended May 31, 2005, FAMD earned under-writing discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                              FAMD               MLPF&S

Class A                                   $  4,878             $ 60,815
Class I                                   $      5             $     44


For the year ended May 31, 2005, MLPF&S received contingent deferred sales charges of $169,819 and $15,762 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $15,723,789 and $29,616,418 for the years ended May 31, 2005 and May 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                              3,073,196      $    35,763,235
Automatic conversion of shares              68,223              771,541
                                   ---------------      ---------------
Total issued                             3,141,419           36,534,776
Shares redeemed                        (2,617,049)         (31,208,096)
                                   ---------------      ---------------
Net increase                               524,370      $     5,326,680
                                   ===============      ===============


Class A Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                              2,602,709      $    28,295,258
Automatic conversion of shares              59,605              675,051
                                   ---------------      ---------------
Total issued                             2,662,314           28,970,309
Shares redeemed                        (1,624,038)         (16,720,341)
                                   ---------------      ---------------
Net increase                             1,038,276      $    12,249,968
                                   ===============      ===============


Class B Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                              1,271,262      $    14,395,611
                                   ---------------      ---------------
Shares redeemed                        (2,287,154)         (25,956,624)
Automatic conversion of shares            (70,650)            (771,541)
                                   ---------------      ---------------
Total redeemed                         (2,357,804)         (26,728,165)
                                   ===============      ===============
Net decrease                           (1,086,542)      $  (12,332,554)
                                   ===============      ===============


Class B Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                              1,597,073      $    16,998,476
                                   ---------------      ---------------
Shares redeemed                        (1,969,356)         (20,966,938)
Automatic conversion of shares            (61,458)            (675,051)
                                   ---------------      ---------------
Total redeemed                         (2,030,814)         (21,641,989)
                                   ===============      ===============
Net decrease                             (433,741)      $   (4,643,513)
                                   ===============      ===============


Class C Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                              1,546,409      $    17,422,552
Shares redeemed                        (1,235,721)         (13,847,178)
                                   ---------------      ---------------
Net increase                               310,688      $     3,575,374
                                   ===============      ===============


Class C Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                                569,258      $     6,041,663
Shares redeemed                        (1,014,568)         (10,712,889)
                                   ---------------      ---------------
Net decrease                             (445,310)      $   (4,671,226)
                                   ===============      ===============



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Notes to Financial Statements (concluded)   Merrill Lynch Small Cap Growth Fund


Class I Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                              3,859,358      $    46,436,911
Shares redeemed                        (2,459,356)         (29,312,779)
                                   ---------------      ---------------
Net increase                             1,400,002      $    17,124,132
                                   ===============      ===============


Class I Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                              4,429,421      $    48,868,587
Shares redeemed                        (2,086,745)         (22,549,053)
                                   ---------------      ---------------
Net increase                             2,342,676      $    26,319,534
                                   ===============      ===============


Class R Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                                242,020      $     2,879,764
Shares redeemed                           (71,452)            (849,607)
                                   ---------------      ---------------
Net increase                               170,568      $     2,030,157
                                   ===============      ===============


Class R Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                                 33,559      $       374,629
Shares redeemed                            (1,161)             (12,974)
                                   ---------------      ---------------
Net increase                                32,398      $       361,655
                                   ===============      ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


4. Distributions to Shareholders:
As of May 31, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $            --
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                    --
Capital loss carryforward                                 (46,389,204)*
Unrealized gains--net                                      67,472,892**
                                                        ---------------
Total accumulated earnings--net                         $    21,083,688
                                                        ===============

 * On May 31, 2005 the Fund had a net capital loss carryforward of $46,389,204, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



Report of Independent Registered Public Accounting Firm
Merrill Lynch Small Cap Growth Fund


To the Shareholders and Board of Directors of Mercury Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Small Cap Growth Fund, one of the portfolios constituting Mercury Funds, Inc. ("Mercury"), as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Mercury's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. as of May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 15, 2005



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Portfolio Information as of May 31, 2005
Merrill Lynch Master Small Cap Growth Portfolio


                                               Percent of
Ten Largest Holdings                           Net Assets

Station Casinos, Inc.                              1.8%
Scientific Games Corp. Class A                     1.7
UTI Worldwide, Inc.                                1.5
Spectrasite, Inc.                                  1.5
Corporate Executive Board Co.                      1.5
SBA Communications Corp. Class A                   1.4
Global Payments, Inc.                              1.4
Grant Prideco, Inc.                                1.4
CACI International, Inc. Class A                   1.4
Navigant Consulting, Inc.                          1.4



                                               Percent of
                                                 Total
Sector* Representation                        Investments

Information Technology                            19.2%
Health Care                                       16.9
Industrials                                       16.3
Consumer Discretionary                            16.1
Energy                                             8.6
Financials                                         5.7
Telecommunication Services                         4.7
Materials                                          2.2
Consumer Staples                                   0.9
Other++                                            9.4



                                               Percent of
Five Largest Industries*                       Net Assets

Health Care Equipment & Supplies                   8.6%
Hotels, Restaurants & Leisure                      8.4
Commercial Services & Supplies                     7.1
Energy Equipment & Services                        6.0
Health Care Providers & Services                   5.5

 * For Portfolio compliance purposes, "Sector" and "Industries" mean any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management.
   This definition may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease. These classifications are unaudited.

++ Includes portfolio holdings in short-term investments.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Schedule of Investments                    Merrill Lynch Master Small Cap Growth Portfolio
                                                                 Shares
Industry*         Common Stocks                                    Held           Value
Aerospace & Defense--2.5%

                  ARGON ST, Inc. (a)                             54,100     $    1,857,253
                  Ceradyne, Inc. (a)                             88,900          2,052,701
                  Engineered Support Systems, Inc.              120,140          4,685,460
                                                                            --------------
                                                                                 8,595,414

Air Freight & Logistics--1.5%

                  UTI Worldwide, Inc.                            71,400          5,265,750

Biotechnology--2.0%

                  CV Therapeutics, Inc. (a)(d)                   86,000          1,738,920
                  Protein Design Labs, Inc. (a)                  88,300          1,686,530
                  United Therapeutics Corp. (a)                  73,100          3,652,076
                                                                            --------------
                                                                                 7,077,526

Capital Markets--1.6%

                  Cohen & Steers, Inc.                          166,300          2,965,129
                  National Financial Partners Corp.              64,500          2,466,480
                                                                            --------------
                                                                                 5,431,609

Chemicals--0.7%

                  Westlake Chemical Corp.                       104,200          2,498,716

Commercial Banks--3.3%

                  East-West Bancorp, Inc.                        81,800          2,751,752
                  Mercantile Bank Corp.                           7,455            304,537
                  SVB Financial Group (a)(d)                     84,100          4,016,616
                  Vineyard National Bancorp                      66,780          2,110,248
                  Wilshire Bancorp, Inc.                        164,300          2,190,119
                                                                            --------------
                                                                                11,373,272

Commercial Services & Supplies--7.1%

                  CoStar Group, Inc. (a)                         69,100          2,776,438
                  Corporate Executive Board Co.                  72,900          5,086,962
                  Healthcare Services Group                      92,900          1,737,230
                  Mobile Mini, Inc. (a)                          97,600          3,603,392
                  Navigant Consulting, Inc. (a)                 209,400          4,803,636
                  Resources Connection, Inc. (a)                129,600          2,581,632
                  Stericycle, Inc. (a)                           53,600          2,659,632
                  Waste Connections, Inc. (a)                    44,600          1,653,768
                                                                            --------------
                                                                                24,902,690

Communications Equipment--1.5%

                  Avocent Corp. (a)                              62,100          1,738,800
                  SafeNet, Inc. (a)                             107,171          3,367,313
                                                                            --------------
                                                                                 5,106,113

Computers & Peripherals--2.3%

                  Avid Technology, Inc. (a)(d)                   59,500          3,489,080
                  M-Systems Flash Disk Pioneers Ltd. (a)        101,300          2,199,223
                  Stratasys, Inc. (a)                            68,900          2,229,604
                                                                            --------------
                                                                                 7,917,907

Construction Materials--0.9%

                  Eagle Materials, Inc.                          35,800          3,138,586

Distributors--0.8%

                  Prestige Brands Holdings, Inc. (a)            157,500          2,677,500

Electronic Equipment & Instruments--1.1%

                  Cognex Corp.                                   37,986            986,117
                  Flir Systems, Inc. (a)                        106,600          2,856,880
                                                                            --------------
                                                                                 3,842,997

                                                                 Shares
Industry*         Common Stocks                                    Held           Value
Energy Equipment & Services--6.0%

                  Atwood Oceanics, Inc. (a)                      72,300      $   4,142,067
                  Cal Dive International, Inc. (a)               77,600          3,523,040
                  Grant Prideco, Inc. (a)(d)                    205,200          4,928,904
                  Grey Wolf, Inc. (a)                           580,700          3,815,199
                  NS Group, Inc. (a)                             98,200          2,830,124
                  Pioneer Drilling Co. (a)                      133,000          1,860,670
                                                                            --------------
                                                                                21,100,004

Health Care Equipment & Supplies--8.6%

                  Adeza Biomedical Corp. (a)                     25,321            298,028
                  Animas Corp. (a)                              130,600          2,339,046
                  Arthrocare Corp. (a)                          104,200          3,359,408
                  Cooper Cos., Inc. (d)                          51,200          3,381,760
                  Cytyc Corp. (a)(d)                            109,300          2,558,713
                  DexCom, Inc. (a)                               99,900          1,393,605
                  Immucor, Inc. (a)                             133,750          4,480,625
                  Respironics, Inc. (a)                          51,300          3,428,892
                  SonoSite, Inc. (a)                             86,700          2,661,690
                  Ventana Medical Systems (a)                   112,697          4,761,448
                  Vnus Medical Technologies, Inc. (a)           120,301          1,545,868
                                                                            --------------
                                                                                30,209,083

Health Care Providers & Services--5.5%

                  Amedisys, Inc. (a)                            126,600          3,824,586
                  Centene Corp. (a)                              92,800          2,983,520
                  Psychiatric Solutions, Inc. (a)                87,593          3,586,933
                  United Surgical Partners
                  International, Inc. (a)                        57,600          2,772,864
                  VCA Antech, Inc. (a)                           71,400          1,767,864
                  WellCare Health Plans, Inc. (a)               123,400          4,281,980
                                                                            --------------
                                                                                19,217,747

Hotels, Restaurants & Leisure--8.4%

                  BJ's Restaurants, Inc. (a)                     71,016          1,306,694
                  Gaylord Entertainment Co. (a)                  93,800          3,942,414
                  Great Wolf Resorts, Inc. (a)                   77,700          1,712,508
                  Life Time Fitness, Inc. (a)                   126,100          3,591,328
                  Red Robin Gourmet Burgers, Inc. (a)            78,508          4,308,519
                  Scientific Games Corp. Class A (a)            248,500          5,921,755
                  Station Casinos, Inc.                          94,400          6,145,440
                  Texas Roadhouse, Inc. Class A (a)              78,700          2,412,942
                                                                            --------------
                                                                                29,341,600

Household Durables--0.8%

                  Standard-Pacific Corp.                         33,000          2,643,960

Household Products--1.0%

                  Spectrum Brands, Inc. (a)                      92,200          3,408,634

IT Services--4.9%
                  CACI International, Inc. Class A (a)           74,900          4,828,054
                  Euronet Worldwide, Inc. (a)                   148,000          4,149,920
                  Global Payments, Inc. (d)                      71,300          4,941,090
                  iPayment, Inc. (a)                             44,100          1,681,974
                  Kanbay International, Inc. (a)                 81,336          1,688,535
                                                                            --------------
                                                                                17,289,573

Insurance--1.3%

                  ProAssurance Corp. (a)                        119,500          4,674,840

Internet & Catalog Retail--0.9%

                  Coldwater Creek, Inc. (a)                     143,400          3,222,198


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Schedule of Investments (concluded)        Merrill Lynch Master Small Cap Growth Portfolio
                                                                 Shares
Industry*         Common Stocks                                    Held           Value
Internet Software & Services--3.3%

                  Aladdin Knowledge Systems (a)                 124,800     $    2,995,200
                  CryptoLogic, Inc.                              89,600          3,020,416
                  j2 Global Communications, Inc. (a)(d)          86,100          3,020,388
                  Jupitermedia Corp. (a)                        140,600          2,565,950
                                                                            --------------
                                                                                11,601,954

Machinery--3.7%

                  Actuant Corp. Class A (a)(d)                   90,100          4,054,500
                  ESCO Technologies, Inc. (a)                    30,700          2,601,825
                  Joy Global, Inc.                               96,250          3,613,225
                  Oshkosh Truck Corp.                            34,600          2,759,004
                                                                            --------------
                                                                                13,028,554

Metals & Mining--0.7%

                  Oregon Steel Mills, Inc. (a)                  135,900          2,399,994

Oil, Gas & Consumable Fuels--3.2%

                  OMI Corp. New Shares                          233,300          4,512,022
                  Range Resources Corp.                         123,700          2,857,470
                  Ultra Petroleum Corp. (a)                     133,800          3,640,698
                                                                            --------------
                                                                                11,010,190

Pharmaceuticals--1.9%

                  Kos Pharmaceuticals, Inc. (a)(d)               62,400          3,602,352
                  MGI Pharma, Inc. (a)(d)                       128,300          2,976,560
                                                                            --------------
                                                                                 6,578,912

Semiconductors & Semiconductor Equipment--3.6%

                  ATMI, Inc. (a)                                125,400          3,523,740
                  Formfactor, Inc. (a)                          100,300          2,609,806
                  Microsemi Corp. (a)                           210,300          4,338,489
                  Trident Microsystems, Inc. (a)                102,100          2,162,478
                                                                            --------------
                                                                                12,634,513

Software--3.8%
                  Kronos, Inc. (a)                                  700             31,612
                  SS&C Technologies, Inc.                       121,100          3,620,890
                  Salesforce.com, Inc. (a)                      220,900          4,471,016
                  Ultimate Software Group, Inc. (a)              52,569            836,899
                  Verint Systems, Inc. (a)                       27,700            969,500
                  Wind River Systems, Inc. (a)                  197,752          3,241,155
                                                                            --------------
                                                                                13,171,072

                                                                 Shares
Industry*         Common Stocks                                    Held           Value
Specialty Retail--5.3%

                  AnnTaylor Stores Corp. (a)                    112,000      $   2,885,120
                  Childrens Place (a)                            46,600          2,176,686
                  Guitar Center, Inc. (a)                        50,550          2,880,845
                  Hibbett Sporting Goods, Inc. (a)               49,400          1,734,928
                  Men's Wearhouse, Inc. (a)                      79,000          4,058,230
                  The Pantry, Inc. (a)                          123,300          4,770,477
                                                                            --------------
                                                                                18,506,286

Textiles, Apparel & Luxury Goods--1.0%

                  Wolverine World Wide, Inc.                    158,700          3,646,926

Trading Companies & Distributors--2.6%

                  Beacon Roofing Supply, Inc. (a)               111,120          2,656,879
                  Hughes Supply, Inc.                           119,000          3,094,000
                  MSC Industrial Direct Co. Class A             110,100          3,427,413
                                                                            --------------
                                                                                 9,178,292

Wireless Telecommunication Services--5.1%

                  Alamosa Holdings, Inc. (a)                    322,100          3,977,935
                  American Tower Corp. Class A (a)(d)           200,200          3,611,608
                  SBA Communications Corp. Class A (a)          442,782          4,950,303
                  Spectrasite, Inc. (a)                          81,600          5,210,160
                                                                            --------------
                                                                                17,750,006

                  Total Common Stocks
                  (Cost--$270,473,564)--96.9%                                  338,442,418


Beneficial
Interest          Short-Term Securities
$  16,763,317     Merrill Lynch Liquidity Series, LLC
                  Cash Sweep Series I (b)                                       16,763,317
   18,488,325     Merrill Lynch Liquidity Series, LLC
                  Money Market Series (b)(c)                                    18,488,325

                  Total Short-Term Securities
                  (Cost--$35,251,642)--10.1%                                    35,251,642

Total Investments (Cost--$305,725,206**)--107.0%                               373,694,060
Liabilities in Excess of Other Assets--(7.0%)                                 (24,470,808)
                                                                            --------------
Net Assets--100.0%                                                          $  349,223,252
                                                                            ==============

  * For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These classifications are unaudited.

 ** The cost and unrealized appreciation (depreciation) of investments as of May 31,
    2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                     $    306,221,168
                                                       ================
    Gross unrealized appreciation                      $     70,521,923
    Gross unrealized depreciation                           (3,049,031)
                                                       ----------------
    Net unrealized appreciation                        $     67,472,892
                                                       ================

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
    Act of 1940) were as follows:

                                                              Interest/
                                                   Net         Dividend
    Affiliate                                    Activity        Income

    Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                       $  2,611,040   $227,185
    Merrill Lynch Liquidity Series, LLC
      Money Market Series                       $  9,225,750   $ 29,282
    Merrill Lynch Premier Institutional Fund     (3,087,525)   $     84

(c) Security was purchased with the cash proceeds from securities loans.

(d) Security, or a portion of security, is on loan.

    See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Statement of Assets and Liabilities                                               Merrill Lynch Master Small Cap Growth Portfolio

As of May 31, 2005
Assets

           Investments in unaffiliated securities, at value (including securities loaned
           of $17,909,977) (identified cost--$270,473,564)                                                        $   338,442,418
           Investments in affiliated securities, at value (identified cost--$35,251,642)                               35,251,642
           Receivables:
               Securities sold                                                                 $     2,912,230
               Contributions                                                                           374,276
               Interest from affiliates                                                                 40,327
               Dividends                                                                                25,851
               Securities lending                                                                        5,511          3,358,195
                                                                                               ---------------
           Prepaid expenses                                                                                                 1,086
                                                                                                                  ---------------
           Total assets                                                                                               377,053,341
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                   18,488,325
           Payables:
               Securities purchased                                                                  7,929,414
               Withdrawals                                                                           1,188,222
               Investment adviser                                                                      161,064
               Other affiliates                                                                          2,967          9,281,667
                                                                                               ---------------
           Accrued expenses                                                                                                60,097
                                                                                                                  ---------------
           Total liabilities                                                                                           27,830,089
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   349,223,252
                                                                                                                  ===============

Net Assets Consist of

           Investor's capital                                                                                     $   281,254,398
           Unrealized appreciation                                                                                     67,968,854
                                                                                                                  ---------------
           Net Assets                                                                                             $   349,223,252
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Statement of Operations                                                           Merrill Lynch Master Small Cap Growth Portfolio

For the Year Ended May 31, 2005
Investment Income

           Dividends (net of $530 foreign withholding tax)                                                        $       722,323
           Interest from affiliates                                                                                       227,185
           Securities lending--net                                                                                         29,366
                                                                                                                  ---------------
           Total income                                                                                                   978,874
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     2,265,507
           Accounting services                                                                         153,171
           Custodian fees                                                                               42,726
           Professional fees                                                                            40,664
           Trustees' fees and expenses                                                                  27,632
           Printing and shareholder reports                                                              1,366
           Pricing fees                                                                                  1,082
           Other                                                                                        12,539
                                                                                               ---------------
           Total expenses                                                                                               2,544,687
                                                                                                                  ---------------
           Investment loss--net                                                                                       (1,565,813)
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

           Realized gain on investments--net                                                                           18,006,096
           Change in unrealized appreciation on investments--net                                                       19,836,377
                                                                                                                  ---------------
           Total realized and unrealized gain--net                                                                     37,842,473
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    36,276,660
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Statements of Changes in Net Assets                                               Merrill Lynch Master Small Cap Growth Portfolio
                                                                                                       For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                     2005               2004
Operations

           Investment loss--net                                                                $   (1,565,813)    $   (1,465,800)
           Realized gain--net                                                                       18,006,096         54,926,773
           Change in unrealized appreciation--net                                                   19,836,377        (4,207,120)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     36,276,660         49,253,853
                                                                                               ---------------    ---------------

Capital Share Transactions

           Proceeds from contributions                                                             116,898,073        100,578,613
           Fair value of withdrawals                                                             (103,965,135)       (73,445,222)
                                                                                               ---------------    ---------------
           Net increase in net assets derived from capital share transactions                       12,932,938         27,133,391
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             49,209,598         76,387,244
           Beginning of year                                                                       300,013,654        223,626,410
                                                                                               ---------------    ---------------
           End of year                                                                         $   349,223,252    $   300,013,654
                                                                                               ===============    ===============

           See Notes to Financial Statements.


Financial Highlights                                                              Merrill Lynch Master Small Cap Growth Portfolio

The following per share data and ratios have been derived                               For the Year Ended May 31,
from information provided in the financial statements.                  2005          2004         2003         2002         2001
Total Investment Return*

           Total investment return                                    11.76%        22.37%      (3.59%)      (8.80%)           --
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                     .79%          .80%         .82%         .81%         .81%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                       (.48%)        (.55%)       (.53%)       (.49%)       (.36%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  349,223    $  300,014   $  223,626   $  241,135   $  231,458
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        129.38%       148.58%       76.45%      102.99%      136.05%
                                                                  ==========    ==========   ==========   ==========   ==========

               * Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                 See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Notes to Financial Statements
Merrill Lynch Master Small Cap Growth Portfolio


1. Significant Accounting Policies:
Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio") is a portfolio of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Notes to Financial Statements (continued)
Merrill Lynch Master Small Cap Growth Portfolio


* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is considered a "pass through entity" for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Notes to Financial Statements (concluded)
Merrill Lynch Master Small Cap Growth Portfolio


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .70% of the average daily value of the Portfolio's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of FAM, with respect to the Portfolio, pursuant to which MLIMIL may provide investment advisory services with respect to the Portfolio's assets. FAM has agreed to pay MLIMIL a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that FAM actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of May 31, 2005, the Portfolio lent securities with a value of $1,321,000 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended May 31, 2005, MLIM, LLC received $12,791 in securities lending agent fees.

For the year ended May 31, 2005, the Portfolio reimbursed FAM $7,174 for certain accounting services.

In addition, MLPF&S received $58,153 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2005.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2005 were $418,175,746 and $403,526,431, respectively.


4. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund investor redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2005.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005



Report of Independent Registered
Public Accounting Firm          Merrill Lynch Master Small Cap Growth Portfolio


To the Investor and Board of Trustees of Mercury Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio"), one of the portfolios constituting Mercury Master Trust (the "Trust"), as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust as of May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 15, 2005


Officers and Directors/Trustees (unaudited)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                                                                                               Fund Complex   Directorships
                        Position(s)  Length of                                                 Overseen by    Held by
                        Held with    Time                                                      Director/      Director/
Name, Address & Age     Fund/Trust   Served     Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Interested Director


Robert C. Doll, Jr.*    President    2005 to    President of the MLIM/FAM-advised funds since  125 Funds      None
P.O. Box 9011           and          present    2005; President of MLIM and FAM since 2001;    169 Portfolios
Princeton,              Director/               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011           Trustee                 to 2001 and Senior Vice President from 1999
Age: 50                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since 2001;
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") since 2001; Chief
                                                Investment Officer of Oppenheimer Funds, Inc.
                                                in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust
  President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Officers and Directors/Trustees (unaudited)(concluded)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                                                                                               Fund Complex   Directorships
                        Position(s)  Length of                                                 Overseen by    Held by
                        Held with    Time                                                      Director/      Director/
Name, Address & Age     Fund/Trust   Served     Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Independent Directors/Trustees*


David O. Beim           Director/    1999 to    Professor of Finance and Economics at the      16 Funds       None
P.O. Box 9095           Trustee      present    Columbia University Graduate School of         21 Portfolios
Princeton,                                      Business since 1991; Chairman of Outward
NJ 08543-9095                                   Bound USA from 1997 to 2001; Chairman of Wave
Age: 64                                         Hill, Inc. since 1990; Trustee of Phillips
                                                Exeter Academy from 2002 to present.


James T. Flynn          Director/    1999 to    Chief Financial Officer of JPMorgan & Co.,     16 Funds       None
P.O. Box 9095           Trustee      present    Inc. from 1990 to 1995 and an employee of      21 Portfolios
Princeton,                                      JPMorgan in various capacities from 1967
NJ 08543-9095                                   to 1995.
Age: 65


W. Carl Kester          Director/    1999 to    Mizuho Financial Group, Professor of Finance;  16 Funds       None
P.O. Box 9095           Trustee      present    Senior Associate Dean and Chairman of the      21 Portfolios
Princeton,                                      MBA Program of Harvard Business School
NJ 08543-9095                                   since 1999; Member of the faculty of Harvard
Age: 53                                         Business School since 1981; Independent
                                                consultant since 1978.


Karen P. Robards        Director/    1999 to    President of Robards & Company, a financial    16 Funds       None
P.O. Box 9095           Trustee      present    advisory firm since 1987; formerly an          21 Portfolios
Princeton,                                      investment banker with Morgan Stanley for
NJ 08543-9095                                   more than ten years; Director of Enable
Age: 55                                         Medical Corp. since 1996; Director of
                                                AtriCure, Inc. since 2000; Director of
                                                CineMuse, Inc. from 1996 to 2000; Director
                                                of the Cooke Center for Learning and
                                                Development, a not-for-profit organization,
                                                since 1987.


* Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




Fund Officers*
Donald C. Burke         Vice         1999 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present    Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                     since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer               President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                                         1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Ronald J. Zibelli, Jr.  Vice         2002 to    Director of MLIM since 2002; Vice President of MLIM from 2000 to 2002.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 46


Jeffrey Hiller          Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 53                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present    2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and
           (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 12 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -
           Merrill Lynch Small Cap Growth Fund
                                Fiscal Year Ending May 31, 2005 - $6,500
                                Fiscal Year Ending May 31, 2004 - $6,200

           Merrill Lynch Master Small Cap Growth Portfolio
                                Fiscal Year Ending May 31, 2005 - $32,000
                                Fiscal Year Ending May 31, 2004 - $30,000

           (b) Audit-Related Fees -
           Merrill Lynch Small Cap Growth Fund
                                Fiscal Year Ending May 31, 2005 - $0
                                Fiscal Year Ending May 31, 2004 - $0

           Merrill Lynch Master Small Cap Growth Portfolio
                                Fiscal Year Ending May 31, 2005 - $0
                                Fiscal Year Ending May 31, 2004 - $0

           (c) Tax Fees -
           Merrill Lynch Small Cap Growth Fund
                                Fiscal Year Ending May 31, 2005 - $5,700
                                Fiscal Year Ending May 31, 2004 - $5,200

           Merrill Lynch Master Small Cap Growth Portfolio
                                Fiscal Year Ending May 31, 2005 - $0
                                Fiscal Year Ending May 31, 2004 - $0

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
           Merrill Lynch Small Cap Growth Fund
                                Fiscal Year Ending May 31, 2005 - $0
                                Fiscal Year Ending May 31, 2004 - $0

           Merrill Lynch Master Small Cap Growth Portfolio
                                Fiscal Year Ending May 31, 2005 - $0
                                Fiscal Year Ending May 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending May 31, 2005 - $9,030,943
               Fiscal Year Ending May 31, 2004 - $16,581,086

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
       Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


Date: July 15, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
       Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


Date: July 15, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
       Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


Date: July 15, 2005